Exhibit 99.1

Liquidity Services, Inc. Receives Follow-On Contract

for the Sale of U.S. Defense Department Surplus Property

WASHINGTON—January 20, 2014 — Liquidity Services, Inc. (NASDAQ:LQDT), a global solutions provider in the reverse supply chain with leading online marketplaces for surplus assets, today announced that it has been awarded a follow-on contract by the Defense Logistics Agency (DLA) to extend the terms of its current Surplus Contract for the disposition of usable surplus property from the U.S. Department of Defense.  Under the follow-on contract, which commences February 14, 2014, Liquidity Services’ performance period has been extended by a base term of 10 months with two one-month additional option periods.  All other terms, including pricing, will remain consistent with the prior Surplus Contract.

The principal terms of the follow-on Surplus Contract agreement are described in a Form 8-K to be filed with the SEC on Tuesday, January 21, 2014.

Liquidity Services does not believe the follow-on Surplus Contract will have a material effect on its fiscal year 2014 results.

About Liquidity Services, Inc.

Liquidity Services, Inc. (NASDAQ: LQDT) provides leading corporations, public sector agencies, and buying customers the world’s most transparent, innovative, and effective online marketplaces and integrated services for surplus assets. On behalf of its clients, Liquidity Services has completed the sale of over $4.3 billion of surplus, returned, and end-of-life assets in over 500 product categories, including consumer goods, capital assets, and industrial equipment. The company is based in Washington, D.C. and has approximately 1,300 employees. Additional information can be found at: http://www.liquidityservices.com.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s business outlook and expected future effective tax rates. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this document. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in our filings with the SEC from time to time, and include, among others, our dependence on our contracts with the DoD and Wal-Mart for a significant portion of our revenue and profitability; our ability to successfully expand the supply of merchandise available for sale on our online marketplaces; our ability to attract and retain active professional buyers to purchase this merchandise; the timing and success of upgrades to our technology infrastructure; our ability to successfully complete the integration of any acquired companies, including NESA, Go-Industry, Jacobs Trading and Truckcenter.com, into our existing operations and our ability to realize any anticipated benefits of these or other acquisitions; and our ability to recognize any expected tax benefits as a result of closing our U.K. retail consumer goods operations. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

CONTACT

Julie Davis

Sr. Director Investor Relations & Corporate Communications

202.558.6234

julie.davis@liquidityservices.com